Registration Nos. 33-16665
                                                   811-5293
------------------------------------------------------------

             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.
   Post-Effective Amendment No.    14         X
   and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  16           X

                 CARILLON INVESTMENT TRUST
      (Exact Name of Registrant as Specified in Charter)

          1876 Waycross Road, Cincinnati, Ohio 45240
           (Address of Principal Executive Offices)
                               (513) 595-2600
                (Registrant's Telephone Number)

John F. Labmeier, Esq.
Carillon Investment Trust
1876 Waycross Road
Cincinnati, Ohio 45240
(Name and Address of Agent for Service)

Copy to:
Sutherland, Asbill & Brennan, L.L.P.
1275 Pennsylvania Ave., N.W.
Washington, D.C. 20004


It is proposed that this filing will become effective (check appropriate box)
    immediately upon filing pursuant to paragraph (b) of Rule 485 X on February 28, 1999 pursuant to paragraph (b) of Rule 485
    60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
    75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     PART A


     INFORMATION REQUIRED IN A PROSPECTUS

                           PROSPECTUS

                    Carillon Capital Fund
                               of
                  Carillon Investment Trust


Carillon Capital Fund (the "Fund") is an investment portfolio of Carillon Investment Trust (the "Trust"). The Fund is a diversified, open-end management investment company, commonly known as a "mutual fund".

The Fund's investment objective is to seek to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio, which in the sole determination of the investment adviser, would be of above average quality when compared to other portfolios. The Fund's investments will include stocks, investment-grade debt, junk bonds and money market instruments.

As a result of the market risk inherent in any investment, there is no assurance that the Fund will realize its investment objective. Investments in the Fund are neither insured nor guaranteed by the U.S. Government or any other entity or person.

                    -----------------------

The Securities and Exchange Commission has not approved or disapproved the Fund's securities and has not determined that this Prospectus is complete or accurate. It is a crime for anyone to tell you otherwise.


                     February 28, 1999

                   TABLE OF CONTENTS
                                                       Page
RISK/RETURN SUMMARY -- OBJECTIVE, PRINCIPAL
  STRATEGIES, AND RISKS ................................. 3
RISK/RETURN SUMMARY:   FUND PERFORMANCE ................. 5
RISK/RETURN SUMMARY:   FEE TABLE ........................ 6
THE FUND'S OBJECTIVE .................................... 7
PRINCIPAL RISKS TO INVESTORS ............................ 9
MANAGEMENT OF THE TRUST .................................12
SHAREHOLDER INFORMATION .................................13
DIVIDENDS AND DISTRIBUTIONS .............................17
TAXES  ..................................................17
PREPARING FOR YEAR 2000 .................................18
FINANCIAL HIGHLIGHTS ....................................19

RISK/RETURN SUMMARY -- OBJECTIVE, PRINCIPAL STRATEGIES, AND RISKS

Fund's Investment   To provide the highest total return through
Objective:          a combination of income and capital
                    appreciation consistent with the reasonable risks associated with an investment portfolio, which in the sole determination of the investment adviser, would be of above average quality when compared to other portfolios. We cannot change this objective without shareholder approval.

Principal           The Fund invests in a mixture of stocks,
Investment          investment grade bonds, high-yield bonds
Strategies:         (commonly known as "junk bonds"), foreign
                    equity and debt securities, and money market instruments. The investment adviser will select investments based on its perception of an investment's fundamental value, the historical returns of stocks, bonds and the money market, and other market factors.

                    The Fund buys securities the investment
                    adviser believes have a reasonable chance of capital appreciation, and/or the investment adviser believes will provide a reasonable amount of income relative to investment risk. The Fund favors smaller capitalization, historically profitable stocks that are temporarily out of favor.

                    The Fund holds securities until the
                    investment adviser believes that the risk and return, or the fundamentals of the security, have materially changed. The Fund will sell a security when the investment adviser believes that the security has met its overall investment objective, its fundamentals have materially changed, or it no longer fits in the Fund's overall portfolio.

                    The Fund's debt holdings will primarily
                    consist of "investment grade" corporate
                    bonds rated BBB or higher by Standard &
                    Poor's, or Baa or higher by Moody's. The investment adviser may invest up to 25% of the Fund's assets in junk bonds. Junk bonds typically carry a higher yield, but also tend to have a higher risk of default.

                    The Fund does not guarantee any asset
                    allocation; it may at any time be 100%
                    invested in stocks, debt securities or the money market. However, a typical distribution under historic market conditions tends toward 63% stocks, 30% debt and 7% money market. The investment adviser will consider the following factors in making its allocation decisions:

                    - its perception of the relative value
                      between stocks, bonds and the money
                      market;
                    - its perception of the risks and returns
                      between asset classes at any point in
                      time;
                    - prudent asset diversification; and
                    - monetary policy, equity momentum and
                      market cycles.

                    The investment adviser will not invest more than 35% of the Fund's assets in foreign securities. It will not invest more than 20% of the Fund's assets in what it considers to be a major foreign country, or more than 5% of the Fund's assets in an emerging market country.

Principal Risks     The net asset value of Fund shares rises or
to Investors:       falls along with changes in the market
                    values of the securities owned by the Fund.
                    These values can be affected by general
                    risks that affect any investment in a free market, such as changes in the economy as a whole, changes in interest rates, or changes in the market's perception of securities that the Fund holds. You may lose money.

                    Market changes may be rapid, unpredictable and unrelated to particular issuers. The Fund's investment adviser may fail to identify stocks or bonds that produce capital growth. The investment adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle.

                    Junk bonds can be especially sensitive to changes in interest rates and other economic factors. Issuers of junk bonds may default on interest or principal payments, or may go bankrupt.

                    Foreign securities involve additional risks, such as political, economic or regulatory factors in foreign countries that affect the securities or their issuers. Many of the foreign markets in which the Fund invests are less liquid, more volatile, and less subject to governmental supervision than the U.S. markets. The Fund's foreign investments can also be affected by changes in foreign currency markets.

Who May Want        Risk-oriented investors who are willing to
To Invest:          accept investment risk in the pursuit of a
                    higher level of total return, who have a longer time horizon, and who are willing to risk volatility over the short term. By itself, the Fund is not a balanced investment program.

Who Should Not      Investors who seek a regular and stable
Invest:             income to meet current expenses, or any
                    investor who requires stability of
                    principal.

          RISK/RETURN SUMMARY:   FUND PERFORMANCE

The chart and table below show how an investment in the Fund has varied over time. The returns shown assume that any dividends and distributions have been reinvested in the Fund.

The table compares the Fund's annual performance over the periods shown with the S&P 500 Stock Index, a widely known unmanaged index of stock performance. Although past performance does not necessarily indicate how the Fund will perform in the future, this information can give you some indication of the risk of your investment in the Fund.

       Year-By-Year Returns(1) as of 12/31 Each Year

[The bar chart displayed here shows the Total Returns for the calendar years as follows:
        26.48%, 1989
        -0.58%, 1990
        26.46%, 1991
        7.85%,  1992
        14.11%, 1993
        1.37%,  1994
        14.85%, 1995
        14.97%, 1996
        6.69%,  1997
        -6.19%, 1998 ]

-----------
(1) The bar chart does not reflect sales loads. If it did, returns would be lower than those shown.

Best Quarter:           First Quarter 1991         13.57%
Worst Quarter:          Third Quarter 1990         -9.82%


    Average Annual Total Returns as of December 31, 1998


     Average Annual Total Returns as of  December 31, 1998
[CAPTION]

                             One      Five     Ten    Life of
                             Year     Years    Years  Fund<F3>
Carillon Capital Fund        -6.19%    6.02%    9.17%   9.19%
S&P 500                        28.58%   24.03%   19.17%  18.30%


<F3> The Fund commenced operations on February 23, 1988.

The table shows the Fund's performance over various periods of time as compared to the S&P 500 Stock Index. This should provide you with a basis to compare the Fund's performance with that of the market.

RISK/RETURN SUMMARY:   FEE TABLE

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)................... 5.00%

Annual Fund Operating Expenses (expenses that are deducted from
Fund assets)

Management Fees ....................................... 0.75%
Other Expenses ........................................ 0.36%
Total Annual Fund Operating Expenses .................. 1.11%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 Year    3 Years    5 Years    10 Years
   ---------------------------------------------------------
   Expenses    $158      $387       $634       $1,339


THE FUND'S OBJECTIVE

The Fund seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio, which in the sole determination of the investment adviser, would be of above average quality when compared to other portfolios. There can be no assurance that the Fund's investment objective will be realized.

How the Fund Pursues its Objective

The investment adviser will invest the Fund's assets in stocks, bonds, and money market instruments. The Fund is a "total return" fund, meaning that the investment adviser considers both growth and income.

The investment adviser will decide on the proportion of Fund assets to invest in different kinds of securities based on its analyses of fundamental value; historical long term returns among equity, debt and the money market; and other market influencing factors. There are no percentage limitations on the class of securities in which the Fund may invest. The Fund may be invested entirely in stocks, entirely in bonds, entirely in the money market, or in any combination of these securities at the sole discretion of the investment adviser, subject only to the investment objective and the policies adopted by the Board of Trustees.

The investment adviser will consider, over both the short and the long term, the following aspects of an investment:

    - corporate profitability;
    - short and long-term interest rates;
    - stock price-to-earnings ratios for the market as a whole, and for individual stocks; and
    - inflation rates.

Unless otherwise specified, the Fund's investment policies and restrictions are not fundamental policies and may be changed without shareholder approval.

Equity Securities

The investment adviser will consider a combination of several themes in order to diversify the Fund's equity investment exposure. Most of the Fund's stock investments display one or more of the following criteria:

    - Low price earnings ratios in relation to their return on equity;
    - High asset values in relation to stock price;
    - Foreign securities of companies judged to represent better fundamental value than those of similar domestic companies; or
     -A high level of dividend payment providing a yield that is competitive with debt investments.

Debt Securities

The Fund may invest in rated or unrated debt securities, including U.S. Government debt and corporate debt. The Fund's corporate debt investments will primarily be in "investment grade" corporate bonds, that is, bonds rated BBB or higher by Standard & Poor's or Baa or higher by Moody's, or that are unrated but that the investment adviser considers to have equivalent credit quality.

Up to 25% of the Fund's assets may be invested in debt securities that are below investment grade, commonly known as "junk bonds." Junk bonds have a higher yield than investment grade bonds, but they are a riskier investment. They are considered to have speculative characteristics, and are subject to greater market fluctuations and risk of loss of income and principal than lower yielding fixed-income securities.

As of January 31, 1999, the Fund held long-term debt securities rated as follows:

Moody's/Standard & Poor's         % of Long-Term Debt
Aaa/AAA                                  45.0%
Aa/AA                                     0.0%
A/A                                      16.5%
Baa/BBB                                  21.3%
Less than investment grade               17.2%

The investment adviser anticipates that average maturity of the Fund's long-term debt securities will not exceed 15 years. The precise term to maturity will depend upon general market and economic conditions.

Foreign Securities

The investment adviser may invest up to 35% of the Fund's assets in foreign securities. These include equity and debt securities of corporate issuers whose principal stock or bond exchange listing is outside of the United States, American Depositary Receipts ("ADRs") that hold such securities, and bonds issued by foreign governments or foreign government agencies.

To limit the risks of investing in any one country, the Fund limits not only its total purchases of foreign securities, but also its purchases of securities of issuers in any single country. The Fund may invest up to 20% of its assets in any single "major foreign country," and up to 5% of its assets in any single "other foreign country," otherwise known as an "emerging market." The Fund may invest up to 35% of its net assets in emerging market countries collectively. For the purposes of this document a "major foreign country" is defined as Canada, The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway.

Money Market Investments

The Fund may at any time be 100% invested in money market instruments. Typically, however, the Fund will invest on a limited basis in these instruments. The investment adviser may temporarily increase the Fund's investment in the money market as a holding place for cash pending investment or distribution.

In response to adverse market, economic or political conditions, the investment adviser may invest Fund assets in money market and short-term debt securities as a temporary defensive position. If the Fund takes such a position, it may not be achieving its investment goal.

PRINCIPAL RISKS TO INVESTORS

Stock Market Risks

Investors could lose money in the Fund's equity investments, or the Fund's performance could fall below other possible investments, if any of the following occurs:

    - The U.S. or foreign stock markets go down
    - Smaller capitalization, historically profitable, lower price earnings stocks which the Fund favors, are temporarily out of favor
    - An adverse event such as a negative press report about a company's earnings in the Fund's portfolio depresses the value of the company's stock
    - The investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect
    - Issuers pay lower dividends than expected, or pay no dividends at all
    - Industry groups favored by fund management may experience adverse economic conditions

Debt Risks

Investors could lose money in the Fund's debt investments, or the Fund's performance could fall below other possible investments, if any of the following occurs:

    - Interest rates go up causing the market values of debt securities in the Fund to fall (market risk)
    - The issuer of a debt security in the Fund faces economic problems and it defaults on its obligation to pay principal or interest, has its credit rating downgraded, or is perceived by the market to be less creditworthy (credit risk)
    - As a result of declining interest rates, the issuer of a security exercises its right to prepay principal forcing the Fund to reinvest in lower-yielding securities ("call risk")
    - As a result of rising interest rates the issuer of a security exercises its right to pay principal later than scheduled which will lock in a below-market interest rate and reduce the value of the security ("extension risk")
    - The investment adviser's judgment about the value or potential appreciation of a particular bond proves to be incorrect ("manager's/selection risk")

Junk Bond Risks

Besides the Debt Risks listed above, there are particular risks associated with junk bonds. Junk bonds generally include any bonds rated Ba or below by Moody's, or rated BB or below by Standard & Poor's, or unrated bonds which the Fund's investment adviser considers to be of equivalent quality. The Fund may invest up to 25% of the total value of its portfolio in junk bonds at or below these ratings. Generally, the lower the rating, the higher the interest rate, but the higher the risk as well.

Junk bonds are speculative and have only an adequate capacity to pay principal and interest. Junk bonds can be very sensitive to changes in interest rates, the economy, and corporate developments. Issuers of junk bonds may default on payments of interest or principal, and the Fund may lose money on such investments. Even if no issuer defaults, the Fund can still lose money on junk bond investments because of changes in market prices.

Junk bonds tend to be less liquid and may be more difficult to value or sell. There may be little trading in the secondary market for particular bonds, which may adversely affect the Fund's ability to value precisely or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thin market.

Junk bonds may contain redemption or call provisions. If an issuer were to exercise these provisions in a declining interest rate market, the Fund might have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Fund were to experience unexpected net redemptions due to fund specific or market related events, it could be forced to dispose of investments, thereby decreasing the asset base upon which expenses could be spread and possibly reducing the Fund's rate of return.

Foreign Market Risks

Investing in foreign securities, and particularly those of emerging markets, also involves risk. Investors could lose money on their investments, or the Fund may not perform as well as other investments, because of the following risks:

    - Currency fluctuations may negatively impact the Fund's portfolio even if the foreign stock has not declined in local currency value
    - Balances of payments, other economic and financial conditions, government intervention and other factors could affect a foreign obligor's ability to make timely payments on its external debt obligations
    - In a changing market, the Fund may be delayed in selling, or may not be able to sell, securities in desired amounts at prices it considers reasonable
    - Stock prices in countries selected by the Fund may decline
    - The government of a country selected by the Fund may impose restrictions on currency conversion or trading
    - Relationships among a country selected for investment by the Fund, and other countries, could change and negatively impact stock or currency values

It may be harder to obtain public information about a foreign security or issuer than in the U.S. Unfavorable political, economic or regulatory factors, including foreign taxation, may affect an issuer's ability to repay principal, interest or dividends. In addition, many emerging market countries have experienced substantial rates of inflation for many years, which may adversely effect the economies and securities markets of those countries. If a foreign issuer defaulted on its obligation, it could be difficult to obtain or to enforce a legal judgment against the issuer.

Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

Euro Conversion

On January 1, 1999, certain participating countries in the European Economic Monetary Union adopted the "Euro" as their official currency. Other EU member countries may convert to the Euro at a later date. As of January 1, 1999, governments in participating countries issued new debt and redenominate existing debt in Euros; corporations may choose to issue stocks or bonds in Euros or national currency. The new European Central Bank (the "ECB") will assume responsibility for a uniform monetary policy in participating countries. Euro conversion risks that could affect the Funds' foreign investments include: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts in existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2001 and beyond; (4) potential U.S. tax issues with respect to Fund securities; and (5) the ECB's abilities to manage monetary policies among the participating countries.

Money Market Risks

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Fund's short-term investments will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Fund's securities varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Fund's investments increases as short-term interest rates fall and decreases as short-term interest rates rise.

The Fund's Money Market investments may be unprofitable in a time of sustained high inflation. There is uncertainty in every investment. Therefore, you may lose money because of the Fund's
Money Market investments.

Asset Allocation Risk

In order to meet the Fund's investment objectives, the investment adviser must determine the proper mix of equity, debt and money market securities. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

Portfolio Turnover

For the year ended October 31, 1998, the annual portfolio turnover rate was 75.5%. Portfolio turnover means the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs, unless the securities traded can be bought and sold without the Fund paying commission.

The investment adviser manages the Fund to achieve its investment objective of highest total return. The impact of federal and state income taxation is one factor, but by no means a predominant factor, in the Fund's investment activity, since the Fund's total return is greatly influenced by timely asset sales which usually generate tax consequences. See "Taxes," page 17.


MANAGEMENT OF THE TRUST

Investment Adviser

Carillon Advisers, Inc. (the "Adviser") serves as the Trust's investment adviser under an Investment Advisory Agreement
("Agreement") originally dated December 30, 1987.

The Adviser, whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240), was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), a mutual life insurance company organized in 1867 under the laws of Ohio.

The Agreement provides that, subject to the control and direction of the Board of Trustees, the Adviser will manage the investment and reinvestment of the assets of the Fund in accordance with its investment objectives and policies. In addition, the Adviser agrees to formulate and implement a continuing program for the management of the Fund's assets. The Agreement requires the Adviser to make and execute all investment decisions, and to place orders for the purchase and sale of securities with or through such brokers, dealers or issuers as it may select.

The Agreement also requires the Adviser to furnish or to provide to the Fund any necessary office space, equipment and personnel, clerical services, and other necessary office expenses, and to provide the services of individuals who perform executive and administrative functions for the Fund. In order to fulfill these obligations, the Adviser has entered into an Administration Agreement with Carillon Investments, Inc. to furnish such services for which the Adviser pays Carillon Investments, Inc. an annual fee equal to .20% of the Fund's average net assets. This fee does not increase the obligation of the Fund in any way.

Gary R. Rodmaker is primarily responsible for the day to day management of the Fund's portfolio. Mr. Rodmaker is the Corporate Bond Portfolio Manager of the Adviser and has been affiliated with the Adviser and Union Central since 1989.

Advisory Fee

Pursuant to the Agreement between the Fund and the Adviser, the Fund pays the Adviser, as full compensation for all facilities and services furnished, a fee based on its average net assets. The fee, accrued daily and paid monthly, is computed at the annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000 of the current value of the net assets of the Fund. For the fiscal year ended October 31, 1998, the Fund paid the Adviser an aggregate fee equal to .75% of the Fund's average net assets.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The net asset value of the Fund's shares is determined once daily, Monday through Friday at 4:00 p.m. Eastern Time, on days there are purchases or redemptions of Fund shares. The net asset value will not be determined when the New York Stock Exchange is closed (for example, on national holidays), or on any day on which changes in the value of the portfolio securities of the Fund are immaterial. The net asset value is calculated by adding the values of all securities and other assets of the Fund, subtracting liabilities and expenses, and dividing the resulting figure by the number of the Fund's outstanding shares. Expenses, including the advisory fee payable to the Adviser, are charged to the Fund daily.

Securities held by the Fund are valued at market price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees. Money market instruments maturing in 60 days or less are valued at the amortized cost method.

Sometimes foreign securities markets are open on days when U.S. markets are closed. Because the Fund holds foreign securities, there may be days when the net asset value of Fund shares changes even when the shares are not priced, and Fund shareholders cannot purchase or redeem shares.

Purchase of Fund Shares

The Trust continuously offers the shares of the Fund at the public offering price, which is the net asset value per share next computed after the transfer agent receives an order to purchase, plus a sales charge. Shares are sold directly by the Fund's underwriter, Carillon Investments, Inc. P.O. Box 40409, Cincinnati, Ohio 45240. You can also submit an application and purchase order to a broker-dealer which has a selling agreement with Carillon Investments, Inc. Your initial investment must be at least $500 and subsequent investments must be at least $50. You can make subsequent purchases of shares by wire, by check, by automatic deductions from your checking account, or by sending money directly to the Fund's transfer agent.

Sales Charges

A sales charge is deducted from investments in the Fund shares-essentially, the term "offering price" includes a front-end sales load. The amount of the sales charge varies with the total amount invested. The following is a table of sales charges applied against investment in shares:

                                       Percent of   Percent of
                                       Offering     Net
Amount Invested                        Price        Investment

Less than $50,000                        5%          5.26%
$50,000 but less than $150,000           4%          4.17%
$150,000 but less than $500,000          3%          3.09%
$500,000 but less than $1,500,000        2%          2.04%
$1,500,000 but less than $2,500,000      1%          1.01%
$2,500,000 or more                      .5%           .50%

For example, If your total investment were $5,000, $250 would be deducted and the net amount invested would be $4,750. This $250 would be 5% of the purchase payment and 5.26% of the net amount invested.

Reduced Sales Charge

You can purchase Fund shares at a reduced sales charge under certain circumstances briefly described here. Complete procedural details are given in the Statement of Additional
Information.

    (a) LETTER OF INTENT: Shareholders who sign a Letter of Intent will be permitted to aggregate their current investment in the Trust with the subsequent investments they intend to make over the next 13-month period in shares of the Fund in order to qualify for reduced sales charges.

    (b) RIGHT OF ACCUMULATION AND COMBINED ACCOUNTS: If notified to do so by the shareholder at the time a purchase is made, the Fund takes into account the current net asset value of shares owned by the shareholder in addition to the dollar amount of his or her new investment in determining the sales charge. The Fund also will consider, if notified to do so, the current net asset value of shares owned, or the aggregate dollar amount of new investment in Fund shares being made by the shareholder's spouse and/or children under the age of 21.

Purchases of Fund shares for qualified retirement plans under section 401(a) of the Internal Revenue Code ("Code"), plans adopted by public school systems and certain tax-exempt organizations under section 403(b) of the Code, Individual Retirement Arrangements purchased by or on behalf of individuals pursuant to section 408 of the Code, and government deferred compensation plans pursuant to section 457 of the Code will not be subject to the sales charge.

If your have a question about purchasing shares, contact the Distributor or your broker.

Redemption of Shares

You can dispose of Fund shares and receive cash for them by sending a written request for redemption to: Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. You can also redeem shares by telephoning Firstar at 1-888-259-7565, or by telegraph, if you picked this option on your shareholder's application form.

If Firstar receives a written request for redemption in "good order" as described below, it will, acting as transfer agent for the Fund, send you a check equal to the amount of the net asset value of the redeemed shares next determined after it receives the request. If Firstar receives the request before 4:00 p.m. Eastern Time, it will redeem the shares at the net asset value per share determined at 4:00 p.m. Eastern Time on that day. If it receives a request after 4:00 p.m. Eastern Time, Firstar will execute the request at the net asset value determined at 4:00 p.m. Eastern Time on the next trading day.

Firstar will normally send the check immediately after redemption. However, the Fund reserves the right to take up to seven days to make payment. The proceeds of the redemption may be more or less than the original cost. This is particularly true if you redeem shares shortly after buying them, where a sales charge was deducted from the investment. If you paid for shares by check (including certified or cashier's checks), then Firstar would not disburse proceeds from the redemption request them until the check cleared, which may take up to 15 days after it had received the check paying for them.

A written redemption request is considered to be in "good order" only if:

1. The number of shares to be redeemed and the shareholder account number is indicated in writing;

2. The written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account; and

3. The signatures on the written redemption request for amounts in excess of $10,000 are guaranteed by a national bank, a state bank (not including a savings bank), a trust company, the Distributor, or by a member firm of the New York, American, Boston, Midwest, Pacific or Philadelphia Stock Exchanges.

If you request it on the original application for a Fund account, Firstar will honor telephone or telegraphic instructions for redemption with the following restrictions:

    (a) Requests for redemption to be paid by Fed wire must be in an amount of at least $1,000 and will be sent only to the bank and account stated in the application. The bank must be a member of the Federal Reserve System. A charge of $12.00 is imposed for Fed wires. Firstar sets this charge, and may change it.

    (b) Telephone redemption requests must be for less than $10,000 and will be mailed only to the account address appearing on our records. Redemptions will be priced at the next cal-culated net asset value after the transfer agent receives the request. You may request redemption by phone by calling the transfer agent at 1-800-338-1579 between 9:00 a.m. and 8:00 p.m. Eastern Time, on Monday through Friday (except holidays). The transfer agent will need to know the shareholder's name, account number, and either the number of shares or the dollar amount to be redeemed.

The transfer agent may require other supporting legal documents from corporations or other organizations, fiduciaries or persons other than the shareholders of record making the request for redemption.

We have the right to suspend redemption or payment at times when the New York Stock Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Securities and Exchange Commission. In the case of any such suspension, you may withdraw your request for redemption, or you may receive payment based upon the net asset value next determined after the suspension is lifted.

Because of the high cost of maintaining small accounts, we may elect to close any account which, due to redemptions, has a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to the shareholder of record. If we so elect, we will notify the shareholder in writing that an account has a value of less than $500, and will allow 30 days for the shareholder to make an additional investment in order to avoid having the account closed.

Note

Shareholders are advised that during periods of drastic economic or market changes, telephone and telegraphic procedures may be difficult to implement. If you are unable to place an order or request a redemption via the telephone or telegraph, you should make a written request instead.

DIVIDENDS AND DISTRIBUTIONS

The investment adviser intends to distribute quarterly substantially all of the Fund's net investment income, if any. For dividend purposes, net investment income of the Fund consists of all dividends or interest earned by the Fund less expenses (including the investment advisory fee). The Fund will distribute all net realized capital gains, if any, at least once a year. We will automatically reinvest all dividends and capital gains distributions in additional shares at net asset value unless you request them to be paid in cash.


TAXES

The Fund intends to elect and qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, it will not be subject to federal income tax on net investment income and capital gains, if any, that it distributes to its shareholders.

Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantage account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable to you as long-term capital gain (at the federal rate of 20%) to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been a shareholder of the Fund and whether you elect to reinvest the distributions in additional fund shares or to take them as cash. Certain distributions paid by the Fund in January of a given year may be taxable to shareholders as if they were received on the prior December 31. The tax status of dividends and distributions for each calendar year will be detailed in your annual tax statement from the Fund.

Any sale or exchange or redemption of Fund shares may generate tax liability (unless your investment is in an IRA or other tax-advantaged account). You will generally recognize taxable gain or loss on a sale, exchange or redemption of your shares base upon the difference between your tax basis in the shares and the amount you receive for them. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

There are certain tax requirements that all Funds must follow in order to qualify as regulated investment companies and to minimize federal taxation. In its efforts to adhere to these requirements, the Funds are required to make certain distributions to shareholders and may have to limit their investment activities in some types of instruments.

The Trust will be required to withhold 31% of any reportable income payments made to shareholder (which may include dividends, capital gain distributions, and share redemption proceeds) if the shareholder has not provided an accurate taxpayer identification number to the Fund in the manner provided by IRS regulations.

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from the Fund. More information is provided in the Statement of Additional Information. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Fund.


PREPARING FOR YEAR 2000

Like all financial services providers, the Adviser and the Distributor use systems that may be affected by Year 2000 transition issues. The Fund also relies on service providers, including the Fund's custodian, transfer agent, and dividend disbursing agent, that may be affected. The Adviser and Distributor have advised the Fund that they have developed, and are in the process of implementing, a Year 2000 transition plan. The Fund's Management is in the process of confirming that the service providers to the Fund are also engaged in similar transition plans. While the Adviser and Distributor have made representations to Management that each party is implementing a Year 2000 transition plan, the resources that are being devoted to this effort are substantial and it is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on their operations. However, as of the date of this Prospectus, it is not anticipated that shareholders will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Adviser and Distributor have advised Management that they currently anticipate that their systems will be Year 2000 compliant on or about June 30, 1999, but there can be no assurance that they will be successful, or that interaction with other service providers will not impair the Adviser's or Distributor's services at that time. Also, the Fund's performance could be hurt if a computer system failure at a company or governmental unit, in the United States or particularly overseas, affected the price of securities that the Fund owns.


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The financial statements for the year ended October 31, 1998 have been audited by Deloitte & Touche LLP, whose unqualified report thereon is included in the Statement of Additional Information, which is available upon request. The financial statements for the years ended October 31, 1997, October 31, 1996 and October 31, 1995 have been audited by Deloitte & Touche LLP, whose reports thereon expressed unqualified opinions on those statements. The financial statements for the year ended October 31, 1994 have been audited by another independent accountant, whose report expressed an unqualified opinion on those statements.

You should read the financial highlights in conjunction with the financial statements and notes included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Trust's annual report to shareholders which may be obtained without charge.




                            Year Ended October 31,
                            1998     1997     1996     1995     1994
                            -------  -------  -------  -------  ------
Net asset value:
Beginning of period         $13.42   $13.75   $12.70   $13.01   $13.00
                            -------  -------  -------  -------  -------
Investment Activities:
Net investment income          .57      .51      .60      .52      .35

Net realized and
unrealized gains (losses)    (1.51)     .75     1.17      .73      .16
                            -------  -------  -------  -------  -------
Total from Investment
Operations                    (.94)    1.26     1.77     1.25      .51
                            -------  -------  -------  -------  -------
Distributions:
Net investment income         (.59)    (.52)    (.60)    (.51)    (.32)

Net realized gains           (1.03)   (1.07)    (.12)   (1.05)    (.18)
                            -------  -------  -------  -------  -------
Total Distributions          (1.62)   (1.59)    (.72)   (1.56)    (.50)
                            -------  -------  -------  -------  -------
Net Asset Value:
End of Period               $10.86   $13.42   $13.75   $12.70   $13.01
                            =======  =======  =======  =======  =======
Total Return<F1>             (7.77%)   9.94%   14.38%   10.88%    4.56%
                            -------  -------  -------  -------  -------
Ratios/Supplemental Data:
Net Assets, End of Period
(in thousands)              $22,553  $47,117  $42,871  $46,644  $41,849
                            -------  -------  -------  -------  -------
Ratio of Expenses to
Average Net Assets           (1.11%)   1.00%    1.02%    1.01%    1.05%
                            -------  -------  -------  -------  -------
Ratio of Net Investment
Income to Average Net
Assets                        4.02%    3.95%    4.52%    4.44%    3.89%
                            -------  -------  -------  -------  -------
Portfolio Turnover Rate      75.47%   45.40%   47.43%   42.07%   53.20%
                            -------  -------  -------  -------  -------


<F1> Assumes sales load is not imposed on either initial investment or reinvestment of distributions.

                             CARILLON
                              CAPITAL
                               FUND

                           Carillon
                       Investment Trust
                      1876 Waycross Road
                    Cincinnati, Ohio 45240

                       PROSPECTUS

Investors who want more information about the Fund can obtain a statement of additional information ("SAI") that provides more detailed information on a number of topics and is made a part of this prospectus. The Fund's annual and semi-annual shareholder reports also provide more information about the Fund's investments. The Fund's annual shareholder report also provides a discussion of the market conditions and investment strategies that particularly impacted the Fund's performance over the past fiscal year.

All of these documents are available free of charge upon request. To obtain copies or to ask other questions about the Fund, do one of the following:


Call 1-888-259-7565, or write:

Firstar Mutual Fund Services,
LLC
P.O. Box 701
Milwaukee, Wisconsin
53201-0701



Call collect, 1-800-9991840, or write:

Carillon Investment Trust
P.O. Box 40409
Cincinnati, OH  45240

or, access the SEC's website at http://www.sec.gov.


Investors may, for a duplicating fee, get text-only copies of the above documents from the SEC Public Reference Room by calling 1-800-SEC-0330 or by writing to the SEC Public Reference Room, Washington, D.C. 20549-6009. Investors can also review and copy these documents at the SEC's Public Reference Room.


Investment Co. Act File No. 811-5293

                    PART B


           INFORMATION REQUIRED IN A
      STATEMENT OF ADDITIONAL INFORMATION

          STATEMENT OF ADDITIONAL INFORMATION


                CARILLON CAPITAL FUND
                         OF
               CARILLON INVESTMENT TRUST


February 28, 1999


This Statement of Additional Information ("SAI") is not a prospectus. This SAI expands upon the Prospectus for Carillon Capital Fund. Investors should read this SAI in conjunction with the Prospectus, dated February 28, 1999, and the 1998 shareholder annual report, which is incorporated by reference into this SAI. To obtain a free copy of the prospectus or the shareholder report, do one of the following:

Call 1-888-259-7565, or write:

Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
or access the SEC's website at http://www.sec.gov.

Call collect, 1-800-999-1840, or write:

Carillon Investment Trust
P.O. Box 40409
Cincinnati, OH  45240



CIT-444 (2/99)

                  TABLE OF CONTENTS
                                                        Page

INVESTMENT OBJECTIVE, POLICIES AND RISKS    3
Fixed Income Securities and Investment Techniques    3
Foreign Securities:  Investments and Investment Techniques    8
Investment Restrictions    10

MANAGEMENT OF THE TRUST    12
Trustees and Officers    12
Compensation Table    15

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES    16

INVESTMENT ADVISORY AND OTHER SERVICES    17
Investment Adviser    17
Principal Underwriter    20
Brokerage Allocation    20

CAPITAL STOCK AND OTHER SECURITIES    21
Shareholder Voting    21
Shareholder Liability    22
Redemptions    22

PURCHASE, REDEMPTION AND PRICING OF SHARES    22
Initial Purchases of Shares    22
Shareholder Accounts    23
Subsequent Purchases of Shares    23
Determination of Offering Price    23

TAXES    24

DISTRIBUTION OF SHARES    25

PERFORMANCE    26

ADDITIONAL INFORMATION    27

APPENDIX    28

        INVESTMENT OBJECTIVE, POLICIES AND RISKS

Carillon Investment Trust (the "Trust") was established under Massachusetts law pursuant to a Declaration of Trust dated December 8, 1986, as an unincorporated business trust, a form of organization that is commonly called a Massachusetts business trust. The Trust is registered with the Securities and Exchange Commission as a diversified, open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). That registration does mean that the SEC supervises investments or investment policy. The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide shares into an unlimited number of portfolios, all without shareholder approval.

The Trust operates as a "series company," as that term is used in Rule 18f-2 under the 1940 Act. The Trust originally had three series: the Carillon Capital Fund (the "Fund"), the Carillon Growth Stock Fund and the Carillon U.S. Government Securities Fund. On February 22, 1989, The Union Central Life Insurance Company ("Union Central"), the sole shareholder of the Carillon Growth Stock Fund and the Carillon U.S. Government Securities Fund, voted to dissolve these funds. Consequently, the Trust is now composed only of the Carillon Capital Fund, whose shares are currently being sold.

The Fund is a diversified, open-end management investment company, also known as a "mutual fund." Each share of the Fund has an equal proportionate interest in the net assets and net liabilities of the Fund. Each shareholder of the Fund is entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on its investments. The shares of the Fund are continually offered for sale to the public at net asset value subject to the imposition of a sales charge.

The Fund's investment objective is to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio, which in the sole determination of the investment adviser, would be of above average quality when compared to other portfolios. The Fund pursues its objective by investments in stocks, bonds, and money market instruments. The Fund is a "total return" fund, meaning that the investment adviser considers both growth and income.

The principal investment strategies of the Fund are listed in the Fund's prospectus. The Fund's other types of investments and investment techniques, and discussions of their principal risks to investors, are listed below. More detailed information about those investments and investment techniques follows the list.

Fixed Income Securities and Investment Techniques

    -Repurchase Agreements
    -U.S. Government Obligations
    -Government Agency Securities
    -Certificates of Deposit
    -Time Deposits
    -Bankers' Acceptances
    -Commercial Paper
    -Corporate Debt Securities
    -GNMA Certificates
    -FNMA and FHLMC Mortgage-Backed Obligations
    -Mortgage-Related Securities

Investments in Foreign Securities

    -American Depositary Receipts
    -Foreign Currency Transactions
    -Investment Limits by Country
    -Foreign Markets
    -Foreign Debt Securities

Fixed Income Securities and Investment Techniques

The Fund's investment adviser usually invests most of the Fund's assets in stocks and bonds.

The investment adviser may, however, invest up to 100% of the Fund's assets in money market securities as a temporary defensive measure, during unusual or adverse market conditions. The securities described below are considered money market instruments if their remaining maturities are less than 13 months.

Repurchase Agreements A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return during that period. The underlying securities will only consist of securities in which the Fund may otherwise invest. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the 1940 Act. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. Securities underlying repurchase agreements will be held by the Trust's custodian.

If the issuer of the repurchase agreement defaults and does not repurchase the underlying security, the Fund might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the issuer becomes involved in bankruptcy proceedings, such proceedings might delay or prevent the Fund from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Fund will only engage in repurchase agreements with recognized securities dealers and banks that the Fund's investment adviser has determined will present minimal credit risk.

U.S. Government Obligations   Securities issued and guaranteed
as to principal and interest by the U.S. Government include a variety of Treasury securities that differ only in their interest rates, maturities and times of issuance. At issuance, Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to seven years; and Treasury bonds generally have a maturity of greater than five years.

Government Agency Securities   Government agency securities that
are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the U.S. Government. Agencies of the U.S. Government that issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the U.S. Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which no negotiable certificate is received.

Bankers' Acceptances Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank that unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months.

Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

In connection with master demand note arrangements, the investment adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While credit rating agencies typically do not rate master demand notes, if they are not so rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria for all other commercial paper issuers. Because master demand notes are immediately repayable by the borrower on demand, they are considered by the Fund to have a maturity of one business day.

Corporate Debt Securities Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.
Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

GNMA Certificates GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates that the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations The Federal National Mortgage Association ("FNMA"), a federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities The Fund may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

The Fund may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

The Fund may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

Certain CMOs may be deemed to be illiquid securities for purposes of the Fund's 10% limitation on investments in such securities. The investment adviser limits investments in more risky CMOs to no more than 5% of its total assets.

Foreign Securities:  Investments and Investment Techniques

American Depositary Receipts

American Depositary Receipts ("ADRs") are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of
the underlying foreign securities.   ADRs are denominated in
U.S. dollars and trade in the U.S. securities markets. ADRs are subject to certain of the same risks as direct investment in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR.

ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin or other deposit requirement.

By entering into a forward contract, the Fund attempts to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which related payments are made or received.

The Fund will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

Foreign Markets Delays in settlement which may occur in connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned on it. The Fund's inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in values of the portfolio securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Foreign Debt Securities Investing in foreign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant
country.   Additional country-related factors unique to foreign
issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

If a foreign country cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Investment Restrictions

The Trust has adopted the following fundamental restrictions relating to the investment of assets of the Fund and other investment activities. These are fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of the Fund. The Trust's fundamental investment restrictions provide that the Fund is not allowed to:

    (1) Issue senior securities (except that the Fund may borrow money as described in restriction (9) below).

    (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) of any one issuer.

    (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii)
10% of the outstanding voting securities of an issuer.

    (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered separate industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (5) Purchase or sell commodities, commodity contracts or real estate, except that the Fund may purchase securities of issuers which invest or deal in any of the above, and except that the Fund may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities nor to futures contracts.

    (6) Purchase any securities on margin (except that the Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

    (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

    (8)    Lend its securities.

    (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. Securities will not be purchased while borrowings are outstanding.

    (10) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund. This restriction shall not apply to borrowings permitted by restriction number (9) above.

    (11) Underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in the sale of restricted securities.

    (12) Invest in companies for the purpose of exercising control.

    (13) The Fund is limited to investing no more than 10% of its assets in illiquid securities (including restricted securities and repurchase agreements maturing in more than seven days) or in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

The Trust has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Trustees without shareholder approval. Under these restrictions, the Fund may not:

    (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of securities of the Fund with other accounts advised or sponsored by the adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

    (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Trust, officers and Trustees of the Trust, the adviser or any affiliate thereof each owning beneficially more than .5% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

    (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that the Fund may purchase securities of issuers which invest or deal in any of the above, and except that the Fund may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (4) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

If a percentage restriction (for either fundamental or nonfundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

Unless otherwise specified, the Fund's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval.


               MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of Trustees is responsible for supervising the business affairs and investments of the Fund that are managed on a daily basis by the Fund's investment adviser. The role of the Trustees is not to approve specific investments, but to exercise a control and review function.

The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is 1876 Waycross Road, Cincinnati, Ohio 45240.

Name, Address             Position(s) with  Principal Occupation(s)
and Age                   the Trust         During Past Five Years
-------------             ----------------  -----------------------
George M. Callard, M.D.*  Trustee           Professor of Clinical Surgery,
3021 Erie Avenue                            University of Cincinnati
Cincinnati, Ohio 45208
(Age 65)

Theodore H. Emmerich*     Trustee           Consultant; former Partner,
1201 Edgecliff Pl.                          Ernst & Whinney, Accountants
Cincinnati, Ohio 45206
(72)

James M. Ewell*           Trustee           Retired Senior Vice President and
9000 Indian Ridge Road                      Director, The Procter and Gamble
Cincinnati, Ohio 45243                      Company
(83)

Richard H. Finan*         Trustee           Attorney at Law; President of the
11137 Main Street                           Ohio State Senate
Cincinnati, Ohio 45241
(64)

Jean Patrice Harrington,  Trustee           Former Interim President,
S.C.*                                       Cincinnati State Technical and
3217 Whitfield Ave.                         Community College; Former Executive
Cincinnati, Ohio 45220                      Director, Cincinnati Youth
(76)                                        Collaborative; President Emeritus
                                            (formerly, President), College of
                                            Mount St. Joseph

John H. Jacobs**          Trustee,          President and Chief Operating
(52)                      President and     Officer, Union Central; Director,
                          Chief             the Adviser; Director, Carillon
                          Executive         Investments, Inc.; prior to July
                          Officer           1998, Officer and employee, Union
                                            Central

Charles W. McMahon*       Trustee           Retired Senior Vice President and
Cincinnati, Ohio 45239                      Director, Union Central
2031 W. Galbraith Rd., #E
(79)

Harry Rossi**             Trustee           Director Emeritus, Union Central;
8548 Wyoming Club Drive                     Director, the Adviser; Director,
Cincinnati, Ohio 45215                      Carillon Investments, Inc.; former
(79)                                        Chairman, President and Chief
                                            Executive Officer, Union Central

Stephen R. Hatcher        Senior Vice       Executive Vice President and Chief
(56)                      President         Financial Officer, Union Central;
                                            prior to June, 1995, Officer and
                                            employee, Union lCentral

John F. Labmeier          Vice President    Vice President, Associate
(50)                      and Secretary     General Counsel and Assistant
                                            Secretary, Union Central; Vice
                                            President and Secretary, Carillon
                                            Investments, Inc.; Secretary, the
                                            Adviser

Thomas G. Knipper         Controller        Treasurer, the Adviser; prior to
(41)                      and Treasurer     July, 1995, Treasurer of The
                                            Gateway Trust and Vice President
                                            and Controller of Gateway Advisers,
                                            Inc.

John M. Lucas             Assistant         Counsel and Assistant to the
(48)                      Secretary         Secretary, Union Central

----------------
*Trustees identified with an asterisk are members of the Audit
Committee. The Audit Committee reviews the scope and results of the Fund's annual audits with the Fund's independent accountant.

**Messrs. Jacobs and Rossi are considered to be "interested persons" of the Fund as defined in the Investment Company Act of 1940 because of their affiliation with the Adviser.

As of the date of this Statement of Additional Information, Officers and Trustees collectively owned 1.5% of the outstanding shares of the Fund. Trustees who are not officers or employees of the Adviser or any of its affiliates are paid a fee of $300 plus actual out-of-pocket expense by the Trust for each meeting of the Board of Trustees attended, $200 for each meeting of the Board of Trustees held by telephone conference, and $550 per calendar quarter ($2,200 annually). Trustees who are members of the Audit Committee are compensated at the rate of $200 per Audit Committee meeting. The total of such fees incurred by the Trust for the year ended October 31, 1998 was $23,420. The Fund does not provide any pension or retirement benefits for its officers or trustees.


                  Compensation Table

                                            Total
                          Aggregate        Compensation From
Name of Person,           Compensation     Fund and Fund Complex*
Position                  From Fund<F1>    Paid to Trustees

George M. Callard, M.D.   3,500                13,325
Trustee

George L. Clucas          N/A                  N/A
Trustee

Theodore H. Emmerich      3,600                13,525
Trustee

James M. Ewell            3,700                13,725
Trustee

Richard H. Finan          3,700                13,725
Trustee

Jean Patrice
Harrington, S.C.          3,800                13,925
Trustee

John H. Jacobs            N/A                  N/A
Trustee

Charles W. McMahon        3,500                13,325
Trustee

Harry Rossi               N/A                  N/A
Trustee

<F1>  No compensation was deferred for any Trustee or Officer under a deferred compensation plan.

*Each of the Trustees also serves as a director of Carillon
Fund, Inc.

Purchases of the Fund shares by Carillon Investments, Inc. (which is the Fund's principal underwriter), its directors, officers and employees, or those of its affiliated companies will not be subject to the sales charge. Fund shares purchased by the spouse and/or children under the age of 21 of such directors, officers and employees also will not be subject to the sales charge.


     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Union Central, an insurance company organized under the laws of Ohio, provided the initial capital for the Fund by purchasing one million shares. Union Central is free to redeem its investment at any time, subject to retaining at least $100,000 in the Fund. The principal business address of Union Central is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40888, Cincinnati, Ohio 45240).

In addition to Union Central's own investment, shares of the Fund are sold to the trustees of certain Union Central employee benefit plans to fund retirement benefits for Union Central's employees. As of January 31, 1999, Union Central and Union Central's plan trustees owned 65% and 27%, respectively, of Fund shares, and, consequently, Union Central has voting control of the Trust.

As described under "Shareholder Voting" in the Prospectus for the Fund, the Declaration of Trust provides that no annual or regular meetings of shareholders are required. In addition, after the Trustees were initially elected by shareholders, the Trustees became a self-perpetuating body. Thus, there ordinarily will be no shareholder meetings unless otherwise required by the 1940 Act.

The 1940 Act specifically requires that a shareholder meeting be held for the purpose of electing Trustees if at any time less than a majority of the Trustees has been elected by the shareholders of the Trust. The shareholders also have the power to remove a Trustee by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote either by a declaration in writing filed with the custodian or by votes cast in person or by proxy at a meeting called for the purpose of removal. The Trustees will promptly call such a meeting when requested to do so by the record holders of not less than 10 percent of the outstanding shares.

Ten or more shareholders who have been shareholders for at least six months preceding the date of application and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, may apply in writing to the Trustees stating that they wish to communicate with other shareholders to obtain signatures in order to request a meeting to remove a Trustee. This application must be accompanied by the proposed communication and form of the request that they wish to transmit.

The Trustees will, within five business days after receipt of such application, either: (1) afford to the applicants access to a list of the names and addresses of all shareholders; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and request, and upon tender by the applicants of the amount so determined, undertake to mail such communications to shareholders of record.

The phrase "a majority of the outstanding voting securities" of the Fund (or of the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

As of December 31, 1998, Dudley S. Taft, 8000 Spooky Hollow Rd.,
Cincinnati, OH 45242, beneficially owned 5.7% of the outstanding shares of the Fund.

         INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Approval of the Agreement

The Trust has entered into an Investment Advisory Agreement ("Agreement") on behalf of the Fund with Carillon Advisers, Inc. (the "Adviser"), whose principal business address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40407, Cincinnati, Ohio 45240). The Adviser was incorporated under the laws of Ohio on August 18, l986, and is a wholly-owned subsidiary of Union Central, a mutual insurance company organized in 1867 under the laws of Ohio. The following officers of the Trust also are affiliated with and serve as the following executive officers of the Adviser: John H. Jacobs, President and Chief Executive Officer; Thomas G. Knipper, Treasurer; and John F. Labmeier, Secretary.

The Agreement was approved by shareholders on February 22, 1989 and approved for continuance each year thereafter by the Board of Trustees. The Agreement was last continued by the Board of Trustees on December 16, 1998. The Agreement will continue in effect from year to year if approved annually by the Trustees or by a majority of the outstanding shares of the Fund. In either case, continuance of the Agreement must be approved by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined by the 1940 Act) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund or the Adviser on 60 days' notice to the other party.

If the question of continuance of the Agreement (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) shall be effective only if approved by a majority vote of the outstanding voting securities.

Responsibilities of the Adviser

Pursuant to the Agreement, the Trust has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of the portfolio securities of the Fund. The Adviser is at all times subject to the direction and supervision of the Trustees of the Trust.

The Adviser continuously furnishes an investment program for the Fund, is responsible for the actual management of the Fund and decides whether to buy, sell or hold any particular security. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly.

The Agreement provides that the Adviser shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

Trust Expenses

Under the advisory Agreement, the Adviser is required to furnish at its own expense or to pay the expenses of the Trust for the following: office space and all necessary office facilities and equipment; necessary executive and other personnel for managing the affairs of the Trust, including personnel for the performance of clerical, accounting and other office functions (exclusive of those relating to and to be performed under contracts for custodial, bookkeeping, transfer and dividend-disbursing agency services by a bank or other service supplier selected to perform such services); all information and services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto; and all annual, semiannual and periodic reports, notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities (excluding any costs of printing or mailing such items).

The Fund pays all other expenses incurred in its operation and for the general administration of the Fund. Expenses other than the Adviser's fee that are borne directly include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Fund securities, transfer taxes, transaction expenses of the custodian, pricing services used by the Fund, custodian, dividend disbursing agent, transfer agent, bookkeeping services, pricing, shareholders' and Trustees' meetings, Trustees' fees, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, or any affiliate of the Adviser, independent accountants, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs properly payable by the Fund. For the year ended October 31, 1998, expenses ($390,864) as a percentage of average net assets ($35,100,567) equaled 1.11%.

Advisory Fee

As full compensation for the services and facilities furnished to the Fund and expenses of the Trust assumed by the Adviser, the Fund pays the Adviser a monthly fee based on the average net assets of the Fund. This fee is computed at the annual rate of
 .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000.

There is no assurance the Fund will reach a net asset level high enough to realize a reduction in the rate of the advisory fee. The advisory fees the Fund paid to the Adviser for the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996 amounted to $263,254, $337,641 and $311,413, respectively.

Administration

The Adviser is responsible for providing certain administrative functions to the Trust and has entered into an Administration Agreement with the Fund's principal underwriter, Carillon Investments, under which Carillon Investments furnishes substantially all of such services for an annual fee of .20% of the Trust's average net assets. The Adviser pays the fee, not the Trust. Under the Administration Agreement, Carillon Investments is obligated to provide persons for clerical, accounting, bookkeeping, administrative and other similar services, to supply office space, stationery and office supplies, and to prepare tax returns, reports to stockholders, and filings with the Securities and Exchange Commission and state securities authorities.

Service Agreement

Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Trust under the Agreement. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all the costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In per-forming their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement. The Service Agreement was approved by the shareholders at a meeting held on March 20, 1992.

Other Clients of the Adviser

The Agreement in no way restricts the Adviser from acting as investment manager or adviser to others. The Adviser may recommend securities purchases to both the Trust and to other clients, including registered investment companies, for which it acts as an adviser. Because of different investment objectives or other factors, one or more of the Adviser's clients may buy a particular security when one or more other clients are selling the same security. If purchases or sales of securities for the Fund or other clients of the Adviser arise for consideration at or about the same time, the Adviser will transact such securities for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasion when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain more favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Trust and to such other entities. In some cases this procedure may adversely affect the size of the position obtainable for the Fund.

Principal Underwriter

Carillon Investments, Inc., whose address is 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40409, Cincinnati, Ohio 45240), serves as the principal underwriter for shares of the Trust. Carillon Investments is a wholly-owned subsidiary of Union Central. Pursuant to a Distribution Agreement with the Trust, Carillon Investments is obligated to pay certain expenses in connection with the offering of shares, including sales commissions to its representatives and fees to other broker-dealers offering the Fund shares. Broker-dealers typically receive 90% of the sales charge. The staff of the Securities and Exchange Commission is of the opinion that broker-dealers receiving 90% or more of the sales charge are considered underwriters under the Securities Act of 1933. Carillon Investments also pays for the printing and distribution of prospectuses, sales literature and advertising costs in connection with the offering of Fund shares.

Brokerage Allocation

The Adviser is primarily responsible for the investment decisions of the Fund, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the Trust to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

If the securities in which the Fund invests are traded primarily in the over-the-counter market, where possible, the Adviser will deal directly with the dealers who make a market in the securities involved, unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of the securities transactions consists primarily of brokerage commissions or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund securities, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Trust will benefit by such supplemental research services, the Adviser is authorized to pay commissions to brokers or dealers furnishing such services that might be in excess of commissions that another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

During the years ended October 31, 1998, October 31, 1997 and October 31, 1996, the Fund paid $44,249, $38,940 and $30,346, respectively, in brokerage commissions. Of the brokerage commissions paid during the year ended October 31, 1998, 34% was paid to brokers furnishing statistical data or research information. No commissions were paid to affiliates of the Trust.

As of October 31, 1998, the Fund owned shares of common stock of Jeffries Group, Incorporated, a broker with whom the Fund regularly does business. The value of the Fund's aggregate holdings of Jeffries Group, Incorporated as of that date was $330,000.


CAPITAL STOCK AND OTHER SECURITIES
Shareholder Voting

Under the Declaration of Trust, no annual and regular meetings of shareholders are required. Shareholder meetings ordinarily will not be held unless required by the Investment Company Act of 1940. The Board of Trustees is a self-perpetuating body and the Trustees will continue in their positions until they resign, die, or are removed by a written agreement signed by at least two-thirds of the remaining Trustees, by vote of the shareholders of the Trust voting not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two-thirds of the shares then outstanding and filed with the Trust's custodian.

On any matter submitted to shareholders, shares of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). When issued, the Fund's shares are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees of the Trust and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees. Union Central initially invested $10 million in the Fund. Union Central is free to redeem its investment at any time subject to retaining at least $100,000 in the Fund.

Shareholder Liability

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and indicates that notice of such disclaimer can be given in each agreement, obligation or instrument entered into or executed by the Board of Trustees or a Trustee. The Declaration of Trust provides for indemnification from the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.
Redemptions

The Trust is required to redeem all full and fractional shares of the Fund at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value is not reasonably practicable; or (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.


PURCHASE, REDEMPTION AND PRICING OF SHARES

The Trust continuously offers the shares of the Fund at the public offering price, which is the net asset value per share next computed after the transfer agent receives an order to purchase, plus a sales charge.

Initial Purchases of Shares

If you haven't bought Fund shares before, you need to fill out and submit an application and a purchase order to: Carillon Investments, Inc. P.O. Box 40409, Cincinnati, Ohio 45240. You can also submit an application and purchase order to a broker-dealer which has a selling agreement with Carillon Investments (a "Participating Broker"). You can get application forms with this prospectus, or from a Participating Broker, or from Carillon Investments. If you've bought Fund shares, you can make subsequent purchases through a Participating Broker, Carillon Investments, by mail or through an automatic deduction from your checking account.

The Participating Brokers and Carillon Investments are responsible for the prompt forwarding of orders to the transfer agent. If the transfer agent receives the purchase order before 4:00 p.m. Eastern Time on a trading day, the shares will be purchased at the net asset value per share determined at 4:00 p.m. Eastern Time on that day. Purchase orders received after 4:00 p.m. Eastern Time will be executed at the net asset value determined at 4:00 p.m. Eastern Time on the next trading day. Your initial investment must be at least $500 and subsequent investments must be at least $50. The Trust has the unqualified right not to accept a specific order for the purchase of shares. The Fund will assess a $15 service charge for all returned checks due to insufficient funds or closed accounts.

Shareholder Accounts

We will automatically establish an account for you when you initially purchase shares. If you buy or receive any more shares, we will credit them directly to your account. We will not issue share certificates.

Subsequent Purchases of Shares

You need to make certain elections on the application form for the purchase of Fund shares if you want to make subsequent purchases by bank wire ($500 minimum), by check, or by automatic monthly deductions ($100 minimum) from your checking account. Checks that are made payable to someone other than the registered account owner and endorsed over to the Fund (i.e., third party checks) will not be accepted. If you make the appropriate election, your bank can wire money to the transfer agent to purchase Fund shares. Your bank must be a member of the Federal Reserve System. Your bank will likely impose a fee for this service. Of course, you may send subsequent payments directly to the transfer agent: Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Whenever you place an order, you must give your account number.

Determination of Offering Price

As of October 31, 1998, the offering price per share was calculated as follows: the net asset value per share of $10.86, plus the maximum sales charge of 5%, equals the offering price per share of $11.43. Selling broker-dealers receive a reallowance of a portion of the sales load from Carillon
Investments.

Calculation of Net Asset Value

The net asset value of the Fund's shares is determined once daily, Monday through Friday, at the close of business of the New York Stock Exchange (presently 4:00 PM Eastern Time) when there are purchases or redemptions of its shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the Fund securities will not materially affect the current net asset value of its shares. Net asset value is determined by dividing the Fund's total net assets by the number of shares outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables and other assets and subtracting liabilities.

Securities held by the Fund, except for money market instruments maturing in 60 days or less, will be valued as follows: (a) securities traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) or listed on the NASDAQ National Market System are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the last bid prices; (b) securities traded only in the over-the-counter market that are not part of the NASDAQ National Market System are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange; and (c) securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by, or under procedures adopted by, the Board of Trustees.

Money market instruments with a remaining maturity of 60 days or less held by the Fund are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualified for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.


TAXES

Under the Internal Revenue Code ("Code"), the Fund is a separate entity for purposes of the "regulated investment company" provisions of Subchapter M of the Code. The Fund has elected to be treated as a regulated investment company and, as such, it will be relieved of federal income tax liability on the amounts it distributes. If the Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains and distributions to its shareholders will constitute ordinary dividend income to the extent of the Fund's available earnings and profits.

In order to qualify as a regulated investment company, the Fund must: (a) distribute to its shareholders at least 90% of its investment company taxable income; (b) derive at least 90 percent of its annual gross income from dividends, interest, gains from the sale of securities or other income derived with respect to investing in securities; and (c) diversify its holdings so that, at the end of each fiscal quarter: (i) at least 50% of the market value of its assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Fund's assets and to not more than 10% of the voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities), or of two or more issuers which the Fund controls and which are in the same or similar trades or businesses or related trades or businesses. It is expected, although it is not wholly clear, that any net gain realized from closing out options on U.S. Treasury securities or options on futures contracts for such securities will be considered gain from the sale of securities and, therefore, will be qualifying income for purposes of the 90 percent requirement.

In order to comply with the diversification and other requirements of Subchapter M of the Code, the Fund may not be able to buy or sell certain securities at certain times, so the investments utilized (and the time at which such investments are purchased and sold) may be different from what the Fund might otherwise believe to be desirable.

The Fund may be subject to a nondeductible 4% excise tax, determined with regard to undistributed amounts of its investment income and capital gains.

The above discussion is informational only and is not to be considered tax advice. Participants are urged to consult a competent tax adviser before taking any action which could have tax consequences.


DISTRIBUTION OF SHARES

Carillon Investments, Inc., located at 1876 Waycross Road, Cincinnati, Ohio 45240 (P.O. Box 40409, Cincinnati, Ohio 45240), serves as the principal underwriter of Fund shares. Pursuant to a Distribution Agreement with the Trust, Carillon Investments agrees to use its best efforts to promote, offer for sale and sell the shares of the Fund to the public on a continuous basis whenever and wherever it is legally authorized to do so. In so doing, Carillon Investments conducts its affairs in accordance with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").

Carillon Investments sells Fund shares primarily through its own registered representatives. Carillon Investments may, however, authorize the sale of shares by firms that are registered broker-dealers and are members of the NASD.

Carillon Investments receives no compensation on redemption or repurchase of Fund shares and receives no brokerage commissions or compensation other than the sales load and administration fee from the Adviser. Carillon Investments received $0, $582 and $241, respectively, in aggregate commissions from the sale of Trust shares for the years ended October 31, 1998, October 31, 1997 and October 31, 1996. Of these amounts, Carillon Investments retained $0, $116 and $48 for the respective periods.

PERFORMANCE

From time to time the Fund may advertise its "average total return." These figures will be based on historical earnings and are not intended to indicate future performance. Investment return and the principal value of an investment may fluctuate. Shares of the Fund, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN - The total return quotation is based upon a hypothetical $1,000 invested at the public offering price made at the beginning of 1, 5 or 10 year periods (or fractional portion thereof). In general, the total return is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods or from the effective date if the Fund has been in effect less than the stated periods, that would equate the initial amount invested to the ending redeemable value. The formula for determining the total return is P(1+T)to the nth power = ERV, where: P = a hypothetical initial payment of $1000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Recurring charges, if any, are prorated among investors. The flat fee is divided by the average account value per $1,000 per investor in order to equate the flat fee to a $1,000 account size basis.

Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), or other indices measuring performance of a pertinent group of securities so that investors may compare the Fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons such as Morningstar who rank investment products on overall performance or other criteria; (iii) Lehman Brothers U.S. Treasury Composite; and (iv) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

             Performance Through October 31, 1998

The average total returns for the Fund from inception to date periods ended October 31, 1998 are as follows.

              Average Annual Total Return*
              Period Ended October 31, 1998

                         Inception                     Since
                         Date        1 Year   5 Years  Inception
                         ---------------------------------------
Carillon Capital Fund    2/28/88     -12.4%   5.1%      8.7%


*Based upon the maximum sales charge of 5%, and assuming reinvestment of all dividends and distributions


ADDITIONAL INFORMATION

Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, is the custodian and transfer and dividend disbursing agent for the Trust. Pursuant to its agreement with the Fund, Firstar Mutual Fund Services, LLC determines the net asset value of the Trust's shares on a daily basis and performs certain other duties.

The financial statements of the Fund have been audited by Deloitte & Touche LLP, 1700 Courthouse Plaza NE, Dayton, Ohio
45402, independent auditors. The financial statements are incorporated by reference into this Statement of Additional
Information in reliance upon the report of Deloitte & Touche LLP, given upon their authority as experts in auditing and accounting.

This Statement of Additional Information and the Prospectus for the Fund do not contain all the information set forth in the registration statement and exhibits relating thereto, that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.
                           APPENDIX

    CORPORATE BOND RATINGS


Moody's Investors Services, Inc.

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Corporation

    AAA--This is the highest rating assigned by Standard &
Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

    BB-B-CCC-CC--Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with the respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


    COMMERCIAL PAPER RATINGS

Moody's Investors Services, Inc.

    A Prime rating is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas; (3) competition and customer acceptance of products; (4) liquidity; (5) amount and quality of long-term debt; (6) ten-year earnings trends; (7) financial strength of a parent company and its relationship with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Corporation

    Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.


               Carillon Capital Fund
                        of
            Carillon Investment Trust


                Financial Statements


                  October 31, 1998

CARILLON CAPITAL FUND
Report of Independent Auditors

To the Board of Trustees and Shareholders of Carillon Capital Fund of Carillon Investment Trust

We have audited the accompanying statement of assets and liabilities of Carillon Capital Fund, including the schedule of investments, as of October 31, 1998, and the related statement of operations and the statements of changes in net assets for the period presented, and the financial highlights for each of the four years in the period ended October 31, 1998. These financial statements and financial highlights ("financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights for the year ended October 31, 1994 were audited by other auditors.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also incudes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements as of October 31, 1998, present fairly, in all material respects, the financial position of Carillon Capital Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Dayton, Ohio
December 7, 1998

CARILLON CAPITAL FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS
Investments in securities, at value
 (cost $22,029,772)                                    $21,374,642
Cash                                                        15,320
Receivable for investment securities sold                1,074,061
Interest and dividends receivable                          138,838
Prepaid expenses                                             1,993
                                                       -----------
                                                        22,604,854
                                                       -----------
LIABILITIES
Investment advisory fees                                    13,830
Professional fees                                           17,873
Portfolio accounting and custody fees                       10,431
Printing expenses                                            2,135
Transfer agency fees                                         3,786
Trustees' fees and expenses                                  1,804
Other                                                        1,765
                                                       -----------
                                                            51,624
                                                       -----------

NET ASSETS
Paid-in capital                                         21,591,776
Accumulated undistributed net investment income            115,884
Accumulated undistributed net realized gain              1,500,700
Unrealized depreciation, net                              (655,130)
                                                       -----------
                                                       $22,553,230
                                                       ===========
Shares outstanding
(without par value, unlimited authorization)             2,076,386
                                                       ===========
Net asset value and redemption price per share         $     10.86
                                                       ===========
Offering price per share
(Net asset value per share/.95)*                       $     11.43
                                                       ===========


----------
*A sales charge of 5% is imposed on investments of less than $50,000. Reduced sales charges apply for investments in excess of this amount.

The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
STATEMENT OF OPERATIONS

For the Year Ended October 31, 1998
INVESTMENT INCOME
Interest                                               $ 1,387,182
Dividends
(net foreign withholding taxes of $18,582)                 415,322
                                                       -----------
                                                         1,802,504
                                                       -----------
EXPENSES
Investment advisory fees                                   263,254
Portfolio accounting fees                                   33,415
Trustees' fees and expenses                                 23,420
Professional fees                                           20,759
Custodian fees and expenses                                 15,345
Transfer agency fees                                        14,393
Registration and filing fees                                11,777
Other                                                        8,501
                                                       -----------
                                                           390,864
                                                       -----------
NET INVESTMENT INCOME                                    1,411,640
                                                       -----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments                         1,486,735

Net change in unrealized appreciation/
(depreciation) of investments                           (4,011,749)
                                                       -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS                                         (2,525,014)
                                                       -----------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                              $(1,113,374)
                                                       ===========

The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                      For the Year ended October 31,
                                      ------------------------------
                                         1998          1997
                                         ----          ----
OPERATIONS
Net investment income                    $ 1,411,640   $ 1,777,393
Net realized gain on investments           1,486,735     3,633,883
Net change in unrealized
appreciation/(depreciation)
 of investments                           (4,011,749)   (1,139,598)
                                         -----------   -----------
                                          (1,113,374)    4,271,678
                                         -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                     (1,587,079)   (1,751,289)
Net realized gain on investments          (3,605,844)   (3,334,642)
                                         -----------   -----------
                                          (5,192,923)   (5,085,931)
                                         -----------   -----------
FUND SHARE TRANSACTIONS
Proceeds from shares sold                     15,451       905,934
Issued in reinvestment of dividends        5,192,603     5,085,587
Payments for shares redeemed             (23,465,674)     (931,167)
                                         -----------   -----------
                                         (18,257,620)    5,060,354
                                         -----------   -----------
Net increase/(decrease) in net assets    (24,563,917)    4,246,101

NET ASSETS
Beginning of year                         47,117,147    42,871,046
                                         -----------   -----------
End of year                              $22,553,230   $47,117,147
                                         ===========   ===========
Undistributed Net Investment Income      $   115,884   $   221,155
                                         ===========   ===========

FUND SHARE TRANSACTIONS:
Sold                                           1,283        68,350
Issued in reinvestment of dividends          429,389       394,234
Redeemed                                  (1,866,390)      (69,520)
                                         -----------    ----------
Net increase/(decrease) from
fund share transactions                   (1,435,718)      393,064
                                         ===========    ==========

The accompanying notes are an integral part of the financial statements.

Carillon Capital Fund
Schedule of Investments

OCTOBER 31, 1998

COMMON STOCKS - 48.35%
                                                    SHARES     VALUE
                                                    ------     -----
BANKING AND FINANCIAL SERVICES - 11.87%
AFP Provida S.A. ADR                                   12,000  $   170,250
Charter One Financial, Incorporated                     9,000      246,937
Duff & Phelps Credit Rating Company                     5,000      236,875
First Bell Bancorp, Incorporated*                      15,000      217,500
Hyperion 1999 Term Trust                              100,000      725,000
Income Opportunity Fund 1999                           30,000      288,750
Income Opportunity Fund 2000                           26,000      251,875
Jefferies Group, Incorporated*                         11,000      330,000
Templeton Global Income Fund                           29,000      210,250
                                                               -----------
                                                                 2,677,437
                                                               -----------
CAPITAL GOODS - 2.54%
Encore Wire Corporation*                               22,000      244,750
Lindsay Manufacturing Company                           7,585      123,256
LSI Industries*                                        10,000      205,000
                                                               -----------
                                                                   573,006
                                                               -----------
CONSUMER CYCLICAL - 5.88%
Footstar, Incorporated*                                 8,400      219,450
Maxwell Shoe Company, Incorporated*                    16,000      188,000
National RV Holdings, Incorporated*                    10,000      226,250
Nautica Enterprises, Incorporated*                      7,000      144,813
Newmark Homes Corporation*                             20,000      162,500
Toll Brothers*                                          6,000      139,125
Travis Boats & Motors, Incorporated*                   15,000      246,562
                                                               -----------
                                                                 1,326,700
                                                               -----------
CONSUMER NON-DURABLE - 6.23%
Anchor Gaming*                                          6,000      305,250
Charoen Pok Feedmill ADR*                              21,025       91,551
ICN Pharmaceuticals, Incorporated                      12,200      285,175
Invacare Corporation*                                   9,000      202,500
Richfood Holdings, Incorporated*                       10,000      177,500
Schlotzsky's, Incorporated*                            20,000      193,750
Scientific Games Holdings Corporation*                  9,000      149,063
                                                               -----------
                                                                 1,404,789
                                                               -----------
ENERGY - 4.80%
Basin Exploration, Incorporated*                       11,000      176,000
Callon Petroleum Company*                              10,000      123,750
Giant Industries, Incorporated                          9,500      111,031
Marine Drilling Company, Incorporated*                 14,000      156,625
Miller Exploration Company*                            21,000      115,500
Offshore Logistics, Incorporated*                      14,000      210,438
OYO Geospace Corporation*                               6,000       92,250
Stone Energy Corporation*                               3,000       96,375
                                                               -----------
                                                                 1,081,969
                                                               -----------
MANUFACTURING - 2.85%
CompX International, Incorporated*                     10,000      192,500
Lindberg Corporation                                   10,300      131,325
Omniquip International, Incorporated*                  16,000      214,000
Zindart Limited ADR*                                   13,000      104,000
                                                               -----------
                                                                   641,825
                                                               -----------
REAL ESTATE - 10.60%
Cornerstone Realty Income Trust, Incorporated          18,000  $   193,500
Equity Residential Properties Trust                     4,770      200,340
FelCor Lodging Trust, Incorporated                      7,300      172,006
Healthcare Realty Trust                                 9,000      210,938
Mills Corporation                                       7,000      151,812
Pacific Gulf Properties                                10,000      198,125
Parkway Properties, Incorporated                        7,000      199,500
Prime Retail, Incorporated                             12,000      116,250
Storage USA, Incorporated                               7,000      213,062
Trinet Corporate Realty Trust, Incorporated             8,200      235,750
United Dominion Realty Trust, Incorporated             13,000      144,625
United Investor Realty Trust, Incorporated             20,000      147,500
Winston Hotels, Incorporated                           24,300      208,069
                                                               -----------
                                                                 2,391,477
                                                               -----------
TECHNOLOGY - 2.51%
SPSS, Incorporated*                                    11,000      210,375
Vertex Communications Corporation*                      7,000      112,875
Vtech Holdings Limited ADR                              6,500      243,777
                                                               -----------
                                                                   567,027
                                                               -----------
TRANSPORTATION - 1.07%
Gulfmark Offshore, Incorporated*                        9,000      163,125
Midwest Express Holdings*                               2,500       79,063
                                                               -----------
                                                                   242,188
                                                               -----------
Total Common Stock  (cost $11,037,016)                          10,906,418
                                                               -----------
FOREIGN COMMON STOCK - 3.34%

HONG KONG - 2.69%
Glorious Sun Enterprises Limited                    1,138,000      198,340
Smartone Telecommunications*                           87,000      247,101
Techtronic Industries                                 849,400      160,103
                                                               -----------
                                                                   605,544
                                                               -----------
MALAYSIA - .65%
Bumi Armada Berhad*                                   150,000       44,476
Road Builder Holdings BHD                             248,000      102,308
                                                               -----------
                                                                   146,784
                                                               -----------
Total Foreign Common Stock  (cost $1,092,012)                      752,328
                                                               -----------
WARANTS AND RIGHTS - 0.02%

TECHNOLOGY - 0.02%
Nam Tai Electronics, Incorporated                       4,001        4,751
                                                               -----------
Total Warrants and Rights  (cost $12,117)                            4,751
                                                               -----------

                                                    PRINCIPAL  VALUE
                                                    ---------  -----

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.60%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.80%
1662 H (6.250% due 01/15/09)                         $122,888      124,142
1559 VP (5.500 % due 02/15/20)                        510,000      506,797
                                                               -----------
                                                                   630,939
                                                               -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.80%
Remic 93-12 ED (7.500% due 02/25/06)                1,000,000    1,051,315
Remic 93-163 PN (7.000% due 07/25/07)                 250,000      257,200
                                                               -----------
                                                                 1,308,515
                                                               -----------
Total Collateralized Mortgage Obligations
 (cost $1,865,291)                                               1,939,454
                                                               -----------
MORTGAGE-BACKED SECURITIES - 5.40%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.61%
7.500% due 06/01/07                                    31,618  $    31,885
8.250% due 03/01/12                                    86,862       89,729
8.500% due 03/01/16                                    94,726       98,747
7.500% due 07/01/17                                    34,445       35,208
11.000% due 04/01/19                                   73,611       78,873
10.500% due 05/01/19                                   86,051       91,183
11.000% due 11/01/19                                  151,753      162,601
                                                               -----------
                                                                   588,226
                                                               -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.90%
9.500% due 09/01/05                                    15,762       16,398
5.500% due 01/01/09                                   251,970      249,842
5.500% due 04/01/09                                   164,098      162,617
                                                               -----------
                                                                   428,857
                                                               -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - .89%
9.000% due 11/15/16                                    79,354       84,923
9.500% due 05/15/18                                    36,217       39,207
9.000% due 12/15/19                                    71,605       76,491
                                                               -----------
                                                                   200,621
                                                               -----------
Total Mortgage-Backed Securities (cost $1,155,403)               1,217,704
                                                               -----------

CORPORATE BONDS AND NOTES - 13.51%

BANKING & FINANCIAL SERVICE - 3.24%
Hutchison Whampoa (6.950% due 08/01/07)               500,000      462,914
Indah Kiat Sr Notes (10.000% due 07/01/07)            500,000      268,750
                                                               -----------
                                                                   731,664
                                                               -----------
MISCELLANEOUS - 7.72%
Enersis (6.600% due 12/01/26)                         500,000      452,855
Gulf Canada Resources (8.350% due 08/01/06)           500,000      511,298
Lowen Group International Incorporated
 (8.250% due 04/15/03)                                350,000      273,000
TE Products Pipeline (7.510% due 01/15/28)            500,000      503,510
                                                               -----------
                                                                 1,740,663
                                                               -----------
UTILITIES - 2.55%
Pohang Iron & Steel (7.125% due 11/01/06)             750,000      574,823
                                                               -----------
Total Corporate Bonds and Notes
(cost $3,361,096)                                                3,047,150
                                                               -----------
SHORT-TERM INVESTMENTS - 15.55%

VARIABLE RATE DEMAND NOTES <F1> - 15.55%
American Family Financial Services
 (4.751% due 11/04/98)                                222,308      222,308
Firstar Bank (4.974% due 11/03/98)                  1,050,246    1,050,246
General Mills Incorporated (4.829% due 11/03/98)      477,283      477,283
Pitney Bowes Credit Corporation
 (4.829% due 11/03/98)                              1,002,256    1,002,256
Sara Lee  (4.824% due 11/03/98)                       522,909      522,909
Warner Lambert (4.752% due 11/04/98)                  184,524      184,524
Wisconsin Electric Power Corporation
 (4.751% due 11/03/98)                                 47,311       47,311
                                                               -----------
                                                                 3,506,837
                                                               -----------
Total Short-Term Investments (cost $3,506,837)                   3,506,837
                                                               -----------


TOTAL INVESTMENTS - 94.77%
(cost $22,029,772)  <F2>                                        21,374,642
                                                               -----------
OTHER ASSETS AND LIABILITIES - 5.23%                             1,178,588
                                                               -----------
TOTAL NET ASSETS - 100.00%                                     $22,553,230
                                                               ===========
------------
*Non-income producing
(ADR) American Depository Receipt

<F1> Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information shown is as of October 31, 1998.

<F2>   Represents cost for income tax purposes, which is substantially the same for financial reporting purposes. Gross unrealized appreciation and depreciation of securities as of October 31,1998 was $1,062,054 and ($1,717,184), respectively.

The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Capital Fund (the Fund) is a series of Carillon Investment Trust (the Trust) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above average quality by investing in equity securities, debt instruments, and money market instruments.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATION - Securities traded on securities exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation, or if there were no reported sales on that date, the last bid price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees. Money market instruments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All accretion of discounts are recognized currently
under the effective interest method.   Amortization of premiums
is recognized currently under the straight-line method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

FEDERAL TAXES - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains. Therefore, no provision for income or excise taxes has been recorded.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS - Dividends from net investment income are declared and paid quarterly by the Fund. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are automatically reinvested in additional shares of the Fund at the net asset value per share unless the shareholder requests such dividends and distributions be paid in cash.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser) under terms of an Investment Advisory Agreement. Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000 of the net assets of the Fund.

The Investment Advisory Agreement provides that if, in any calendar quarter, the total of all ordinary business expenses applicable to the Trust should exceed the expense limitations as required by any applicable state law, the Adviser will reimburse the Trust for such excess. No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

DISTRIBUTION AGREEMENT - The Distributor serves as the principal underwriter of the shares of the Trust pursuant to a Distribution Agreement with the Trust. Under the terms of this agreement, the Distributor will pay all expenses related to selling and distributing the Trust's shares, including preparing, printing and mailing sales materials. The Distributor receives a percentage of the offering price of fund shares sold to unaffiliated parties ranging from 5% on investment of less than $50,000 to .5% on investments in excess of $2,500,000.

OTHER - At October 31, 1998, The Union Central Life Insurance Company (Union Central) owned 1,342,183 shares of the Fund and therefore is a controlling person of the Fund and is able to cast a deciding vote on matters submitted to a vote of the Fund's shareholders. On April 30, 1998, a pension plan affiliated with Union Central redeemed 1,797,340 shares, representing its entire holding in the Fund.

Union Central owns all of the outstanding stock of Carillon
Investments, Inc. and Carillon Advisers, Inc.

Each trustee who is not affiliated with the Adviser receives fees from the Trust for services as a trustee.

NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year  ended October
31, 1998, excluding short-term securities, follow:

                          Cost of Purchases  Proceeds from Sales
                          -----------------  -------------------
Common Stocks                  $ 14,699,258    $ 17,755,990
U.S. Government Securities          997,438      14,759,800
Corporate Bonds                   3,961,453       1,566,768
                               ------------    ------------
                  $ 19,658,149    $ 34,082,558
                               ============    ============

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the year.

                                        Year ended October, 31
                               ------------------------------------------
                               1998     1997     1996     1995     1994
                               ------   ------   ------   ------   ------
Net Asset Value,
Beginning of year              $13.42   $13.75   $12.70   $13.01   $13.00
                               ------   ------   ------   ------   ------
Investment Operations:
Net investment income             .57      .51      .60     .52       .35
Net realized and
unrealized gain/(loss)          (1.51)     .75     1.17      .73      .16
                               ------   ------   ------   ------   ------
Total from Investment
 Operations                      (.94)    1.26     1.77     1.25      .51
                               ------   ------   ------   ------   ------
Distributions:
Net investment income            (.59)    (.52)    (.60)    (.51)    (.32)
Net realized gain               (1.03)   (1.07)    (.12)   (1.05)    (.18)
                               ------   ------   ------   ------   ------
Total Distributions             (1.62)   (1.59)    (.72)   (1.56)    (.50)
                               ------   ------   ------   ------   ------
Net Asset Value,
End of year                    $10.86   $13.42   $13.75   $12.70   $13.01
                               ======   ======   ======   ======   ======
Total Return <FN1>             (7.77%)    9.94%   14.38%   10.88%    4.56%

Ratios/Supplemental Data:

Net Assets,
End of period (000's)          $22,553  $47,117  $42,871  $46,644  $41,849

Ratio of expenses to
average net assets              1.11%    1.00%    1.02%     1.01%    1.05%

Ratio of net investment
income to average
net assets                      4.02%    3.95%    4.52%     4.44%    3.89%

Portfolio turnover rate        75.47%   45.40%   47.43%    42.07%   53.20%

<F1>  Assumes sales load is not imposed on either initial investment or reinvestment of distributions.

FEDERAL INCOME TAX INFORMATION (unaudited)

During the year ended October 31, 1998 the Fund made total distributions of $1.62 per share, of which $.59 per share is from investment income and $1.03 per share is from net realized gains. Of the $.59 per share, 16% qualified for the dividends received deduction for corporations.

                     PART C


                OTHER INFORMATION

                  CARILLON CAPITAL FUND
                            OF
                CARILLON INVESTMENT TRUST
                PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to Registrant's Registration Statement on Form N-1A (File No. 33-16665), unless otherwise stated.

(a)    Declaration of Trust and Amendment Nos. 1, 2 and 3 -
       filed herewith
(b)    By-Laws - filed herewith
(c)    Not Applicable
(d)    (1)    Investment Advisory Agreement - filed herewith
       (2)    Administration Agreement - filed herewith
       (3)    Amendment to Administration Agreement - filed
              herewith
(e)    (1)    Distribution Agreement - filed herewith
       (2)    Amendment to Distribution Agreement - filed
              herewith
(f)    Not Applicable
(g)    (1)    Custodian Agreement - filed herewith
       (2)    Portfolio Accounting Agreement - filed herewith
(h)    Transfer Agency Agreement - filed herewith
(i)    Legal Opinion  - filed herewith
(j)    Consent of Deloitte & Touche LLP - filed herewith
(k)    Not Applicable
(l)    Form of Contribution Agreement - filed herewith
(m)    Not Applicable
(n)    Financial Data Schedule -- filed herewith
(o)    Not Applicable

Item 24.   Persons Controlled by or Under Common Control with
Registrant

    At February 28, 1999, approximately 69% of Registrant's shares were owned by The Union Central Life Insurance Company ("UC"). Set forth below is a chart showing the entities controlled by or affiliated with UC, the jurisdictions in which such entities are organized, and the percentage of voting securities owned by the person immediately controlling each such entity.


    THE UNION CENTRAL LIFE INSURANCE COMPANY, its Subsidiaries and Affiliates

I.    The Union Central Life Insurance Company (Ohio)

    A.    Carillon Investments, Inc. (Ohio) -100% owned

    B.    Carillon Marketing Agency, Inc. (Delaware) -100% owned

        a.    Carillon Marketing Agency of Alabama, Inc.
(Alabama) 100% owned

        b.    Carillon Marketing Agency of Idaho, Inc. (Idaho)
100% owned

        c.    Carillon Marketing Agency of Kentucky, Inc.
(Kentucky) 100% owned

        d.    Carillon Marketing Agency of Maine, Inc. (Maine)
100% owned

        e.    Carillon Insurance Agency of Massachusetts, Inc.
(Massachusetts) 100% owned

        f.    Carillon Marketing Agency of New Mexico, Inc. (New
Mexico) 100% owned

        g.    Carillon Marketing Agency of Ohio, Inc. (Ohio)
100% owned

        h.    Carillon Marketing Agency of Pennsylvania, Inc.
(Pennsylvania) 100% owned

        i.    Carillon Marketing Agency of Texas, Inc. (Texas)
100% owned

    C.    Carillon Advisers, Inc. (Ohio) -100% owned

        a.    First Summit Capital Management (Ohio)- 51% owned

    D. The Manhattan Life Insurance Company (New York) -100% owned

    E. Family Enterprise Institute, Inc. (Delaware) -100% owned

    F.    PRBA, Inc. (California) - 100% owned

        a.    Price, Raffel & Browne Administrators, Inc.
(Delaware) - 100% owned

    G. B&B Benefits Administration, Inc. (California) - 100% owned

     H.    Summit Investment Partners, LLC(Ohio) - 100% owned

II.    Mutual Funds of the Carillon Group

    A.    Carillon Fund, Inc.* (Maryland)

    B.    Carillon Investment Trust** (Massachusetts)

*  At February 28, 1999, The Union Central Life Insurance
Company owned 100% of the outstanding shares of Carillon Fund, Inc.

**  At February 28, 1999, The Union Central Life Insurance
Company owned 69% of the outstanding shares of the Trust.


III. Summit Investment Trust (Massachusetts) - a mutual fund whose investment adviser is First Summit Capital Management

Item 25.  Indemnification

    See Exhibits (a) and (b).

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Adviser

    Information regarding the principal officers and directors of Carillon Advisers, Inc. ("CAI") and their business, profession or employment of a substantial nature during the last two years is set forth below. The address of all the persons listed below is 1876 Waycross Road, Cincinnati, Ohio 45240.



                   Position with   Principal Occupation(s)
Name and Address   the Adviser     During Past Two Years
Harri Rossi        Director        Director Emeritus, The Union Central
                                   Life Insurance Company ("UC");
                                   Director, Carillon Group of Mutual
                                   Funds; prior thereto, Director, UC

John H. Jacobs     Director,       President and Chief Operating Officer,
                   President and   UC; Director, President and Chief
                   Chief           Executive Officer, Carillon Group of
                   Executive       Mutual Funds; prior thereto, Executive
                   Officer         Vice President, UC

D. Stephen Cole    Vice President  Vice President, UC

Thomas G. Knipper  Treasurer       Treasurer, the Adviser;
                                   Controller and Treasurer, Carillon
                                   Group of Mutual Funds

John F. Labmeier   Secretary       President, Associate General
                                   Counsel and Assistant Secretary, UC;
                                   Vice President and Secretary,
                                   Carillon Group of Mutual Funds and
                                   Carillon Investments, Inc.

Item 27.  Principal Underwriters

    (a)    The principal underwriter of Registrant is Carillon
Investments, Inc. Carillon Investments, Inc. also acts as principal underwriter for the Carillon Account and Carillon Life
Account of UC.

    (b) The officers and directors of Carillon Investments, Inc. and their positions, if any, with Registrant are shown below. The business address of each is 1876 Waycross Road, Cincinnati, Ohio 45240.


Name and Position with
Carillon Investments, Inc.      Position with Registrant
John H. Jacobs                  Trustee, President and
Director                        Chief Executive Officer

Elizabeth G. Monsell            None
Director and President

Harry Rossi                     Trustee
Director

Lothar A. Vasholz               None
Director

Kevin W. O'Toole                None
Vice President

Connie Grosser                  None
Treasurer

John F. Labmeier                Vice President and Secretary
Vice President and Secretary

Patricia M. Heim                None
Compliance Officer

John M. Lucas                   Assistant Secretary
Assistant Secretary

    (c) Carillon Investments, Inc. received $0 in aggregate commissions from the sale of Trust shares for the year ended
October 31, 1998.  Of this amount, Carillon Investments, Inc.
retained $0.

Item 28.  Location of Accounts and Records

    Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, acts as custodian of the Registrant's assets and is its bookkeeping, transfer and dividend disbursing agent. It maintains books, records and accounts of the Registrant required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.  Management Services

    Not Applicable

Item 30.  Undertakings

    Not Applicable

                           SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Carillon Investment Trust, certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 10th day of May, 1999.
                               CARILLON INVESTMENT TRUST
(SEAL)

Attest:  /s/ John F. Labmeier    By:  /s/ John H. Jacobs
                                   John H. Jacobs, President

   Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title           Date

/s/ John H. Jacobs                  President       5/10/99
    John H. Jacobs                  and Trustee
                                    (Principal
                                    Executive
                                    Officer)

/s/ Thomas G. Knipper               Controller      5/10/99
   Thomas G. Knipper                and Treasurer
                                    (Principal
                                    Financial
                                    and Accounting
                                    Officer)

*/s/ George M. Callard, M.D.        Trustee         5/10/99
    George M. Callard, M.D.

*/s/ Theodore H. Emmerich           Trustee         5/10/99
    Theodore H. Emmerich

*/s/ James M. Ewell                 Trustee         5/10/99
    James M. Ewell


*/s/ Richard H. Finan               Trustee         5/10/99
    Richard H. Finan

*/s/ Jean Patrice Harrington, S.C.  Trustee         5/10/99
    Jean Patrice Harrington, S.C.

*/s/ Charles W. McMahon             Trustee         5/10/99
    Charles W. McMahon

*/s/ Harry Rossi                    Trustee         5/10/99
    Harry Rossi

*/   By John F. Labmeier pursuant to Power of Attorney
previously filed.

                    TABLE OF EXHIBITS



(a)   Declaration of Trust and Amendment Nos. 1, 2 and 3
(b)   By-Laws
(d)   (1)   Investment Advisory Agreement
      (2)   Administration Agreement
      (3)   Amendment to Administration Agreement
(e)   (1)   Distribution Agreement
      (2)   Amendment to Distribution Agreement
(g)   (1)   Custodian Agreement
      (2)   Portfolio Accounting Agreement
(h)   Transfer Agency Agreement
(i)   Legal Opinion
(j)   Consent of Deloitte & Touche LLP
(l)   Form of Contribution Agreement
(n)   Financial Data Schedule